UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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 FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 23, 2022

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Invesco Real Estate Income Trust Inc.
(Exact name of registrant as specified in its charter)
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Maryland	333-254931	83-2188696
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
2001 Ross Avenue
Suite 3400
Dallas, Texas 75201
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (972) 715-7400
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act: None

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01	Entry into a Material Definitive Agreement.
On December 23, 2022, Invesco REIT Operating Partnership LP (the “Operating Partnership”) notified Bank of America, N.A., as administrative agent (the “Administrative Agent”) under the Revolving Credit Agreement, dated January 22, 2021 (as amended, the “Credit Agreement”), among the Operating Partnership, Invesco Real Estate Income Trust Inc., as guarantor, the subsidiary guarantors party thereto, and the lenders party thereto, that the Operating Partnership elected to extend the maturity date on the loans drawn under the Credit Agreement from January 20, 2023, to January 22, 2024, in accordance with the Credit Agreement. The Administrative Agent accepted and approved the extension request.

Item 8.01	Other Events.
December 2022 Distributions
On December 30, 2022, the Company declared distributions for each class of its common stock in the amount per share set forth below:

	Gross Distribution	Stockholder Servicing Fee(1)	Net Distribution
Class T Common Stock	$0.1395	$0.0050	$0.1345
Class S Common Stock	$0.1395	$0.0000	$0.1395
Class D Common Stock	$0.1395	$0.0028	$0.1367
Class I Common Stock	$0.1395	$0.0000	$0.1395
Class E Common Stock	$0.1395	$0.0000	$0.1395
Class N Common Stock	$0.1395	$0.0000	$0.1395
(1)For Class T, Class S and Class D Common Stock, the stockholder servicing fee is rounded and may result in a net distribution equal to the gross distribution when the stockholder servicing fee is less than $0.0001 per share.
The net distribution for each class of common stock is payable to stockholders of record immediately following the close of business on December 31, 2022 and will be paid on or about January 13, 2023. These distributions will be paid in cash or reinvested in shares of the Company’s common stock for stockholders participating in the Company’s distribution reinvestment plan.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Invesco Real Estate Income Trust Inc.

By: /s/ R. Lee Phegley, Jr.
R. Lee Phegley, Jr.
Chief Financial Officer

Date: December 30, 2022